OIL AND NATURAL GAS PROPERTIES	12 Months Ended
Oct. 31, 2024
Property, Plant and Equipment [Abstract]
OIL AND NATURAL GAS PROPERTIES

NOTE 6 – OIL AND NATURAL GAS PROPERTIES

The following tables summarize the Company’s oil and gas activities.

	As of October 31,	As of October 31,
	2024	2023
Oil and gas properties – not subject to amortization	$11,119,119	$9,947,742
Accumulated impairment	—	—
Oil and gas properties – not subject to amortization, net	$11,119,119	$9,947,742

During the years ended October 31, 2024 and 2023, the Company incurred aggregated exploration costs of $177,416 and $251,743, respectively; these expenses were exploratory, geological and geophysical costs and were expensed on the statement of operations during the applicable periods. For capitalized costs, the Company incurred approximately $1.2 million and $4.1 million, respectively, for the years ended October 31, 2024 and 2023; these expenses were related to drilling exploratory wells and acquisition costs, both of which were capitalized and reflected in the balance of the oil and gas property as of the respective period ends.

Leases

South Salinas Project

As of October 31, 2024, the Company holds interests in various leases related to the unproved properties of the South Salinas Project (see Note 8); two of the leases are held with the same lessor. The first lease, which covers 8,417 acres, was amended on May 27, 2022 to provide for an extension of then-current force majeure status for an additional, uncontested twelve months, during which the Company would be released from having to evidence to the lessor the existence of force majeure conditions. As consideration for the granting of the lease extension, the Company paid the lessor a one-time, non-refundable payment of $252,512; this amount was capitalized and reflected in the balance of the oil and gas property as of October 31, 2022. The extension period commenced on June 19, 2022 and currently, the “force majeure” status has been extinguished by the drilling of the HV-1 well. The ongoing operations and oil production at the HV-3A well maintains the validity of the lease.

The second lease covers 160 acres of the South Salinas Project; it is currently held by delay rental and is renewed every three years. Until drilling commences, the Company is required to make delay rental payments of $30/acre per year. The Company is currently in compliance with this requirement and has paid in advance the delay rental payment for the period from October 2023 through October 2024.

During February and March of 2023, the Company entered into additional leases related to the unproved properties of the South Salinas Project with two groups of lessors. The first group of leases covers 360 acres and has a term of 20 years; the Company is required to make rental payments of $25/acre per year. The Company is currently in compliance with this requirement and has paid in advance the rental payment for the period February 2024 through February 2025. The second group of leases covers 307.75 acres and has a term of 20 years; the Company is required to make rental payments of $30/acre per year. The Company is currently in compliance with this requirement and has paid in advance the rental payment for the period from March 2024 through March 2025.

McCool Ranch Oil Field

In October 2023, the Company entered into the McCool Ranch Purchase Agreement with Trio LLC for purchase of a 21.918315% working interest in the McCool Ranch Oil Field located in Monterey County near the Company’s flagship South Salinas Project; the Company initially recorded a payment of $100,000 upon execution of the McCool Ranch Purchase Agreement, at which time Trio LLC began refurbishment operations with respect to the San Ardo WD-1 water disposal well (the “WD-1”) to determine if it was capable of reasonably serving the produced water needs for the assets. With refurbishment successfully accomplished, the Company will pay an additional $400,000 per the McCool Ranch Purchase Agreement; it has paid approximately $284,000 to date for restarting production operations on the assets and has recorded a liability of approximately $116,000 for the remainder as of the end of the period. These additional costs are capitalized costs and are reflected in the balance of the oil and gas property as of October 31, 2024.

The Company holds interests in various leases related to the unproved properties of the McCool Ranch Oil Field; these leases occur in two parcels, “Parcel 1” and “Parcel 2”. Parcel 1 comprises ten leases and approximately 480 acres, which are held by delay rental payments that are paid-up and current. Parcel 2 comprises one lease and approximately 320 acres, which is held by production. The total leasehold comprises approximately 800 gross and net acres.

Optioned Assets – Old Man Prospect

In October 2023, the Company and Lantos Energy entered into an option agreement, whereby the Company has the option to pay two initial payments of $12,500 each and a final subsequent payment of $175,000, for a total of $200,000 within 120 days of the effective date for exclusive rights to the option to purchase 80% of the 100% Before Project Payout Working Interest (“BPPWI”) in Lantos’ oil and gas leasehold interests in Solano County, California (referred to as the Old Man Prospect). As of January 31, 2024, the Company has paid approximately $25,000 towards the purchase of this option. Due to technical risks identified during due diligence and due to other considerations, the Company did not make the final $175,000 payment and as a result the 120-day option period has expired.

Optioned Assets – Asphalt Ridge Leasehold Acquisition & Development Option Agreement

On November 10, 2023, the Company entered into the ARLO Agreement with HSO for a term of nine months which gives the Company the exclusive right to acquire up to a 20% interest in a 960 acre drilling and production program in the Asphalt Ridge leases for $2,000,000, which may be invested in tranches by the Company, with an initial tranche closing for an amount no less than $500,000 and paid within seven days subsequent to HSO providing certain required items to the Company.

On December 29, 2023, the Company entered into an amendment to the ARLO Agreement, whereby the Company funded $200,000 of the $500,000 payable by the Company to HSO at the Initial Closing, in advance of HSO satisfying certain required items for a 2% interest in the leases; such funds are to be used by HSO solely for the building of roads and related infrastructure in furtherance of the development of the leases. As of October 31, 2024, the Company has paid a total of $225,000 to HSO in costs related to infrastructure and has obtained a 2.25% interest in the leases; such costs are capitalized costs and are reflected in the balance of the oil and gas property as of October 31, 2024.

Per the most recent amendment to the ARLO Agreement signed in September 2024, the Company has until December 10, 2024 to pay HSO an additional $1,775,000 to exercise an option for the remaining 17.75% working interest in the initial 960 acres of the Asphalt Ridge Leases. If the Company raises sufficient funds in its current public offering (for which an amendment to its Form S-1 was filed with the SEC on November 29, 2024), it will consider using $1,775,000 of the net proceeds received to exercise the remaining 17.75% working interest in the Asphalt Ridge Leases. If this option is not exercised on or before such date, the Company will forfeit any further right to acquire this additional 17.75% working interest in the initial 960 acres.